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                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of March 18, 1998 (this "First Amendment"), to the Credit Agreement, dated as of July 23, 1997 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among GENERAL INSTRUMENT CORPORATION, a Delaware corporation formerly known as Next Level Systems, Inc. (the "Company"), the several lenders from time to time parties thereto (the "Banks"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and the financial institutions named therein as co-agents for the Banks (in such capacity, collectively, the "Co-Agents"; each, individually, a "Co-Agent").


                              W I T N E S S E T H:

         WHEREAS, the Company, the Banks, the Administrative Agent and the Co-Agents are parties to the Credit Agreement.

         WHEREAS, the Company has requested that the Banks amend the Credit Agreement as set forth herein;

         WHEREAS, the Banks, the Administrative Agent and the Co-Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

         2. Amendment to Subsection 1.1 (Defined Terms). Susbsection 1.1 of the Credit Agreement is hereby amended by inserting a new clause at the end of the definition of "Consolidated EBITDA" and prior to the first proviso appearing therein and by amending the words "and (e)" appearing therein to read ", (e)"; such new clause to read in full as follows:

         "and (f) all of the Company's restructuring and other charges associated with the restructuring of the Company's satellite business, the transfer of the Company's Next Level Communication business to a separate joint venture and miscellaneous other charges associated principally with the change of the Company's name, the Fuba acquisition and the reduction of the Company's overhead expense through consolidation of the Company's corporate facilities in its Horsham, Pennsylvania facilities (collectively, the "Restructuring") in an aggregate amount not to exceed $87 million for the quarter ended December 31, 1997 and in an aggregate amount not to exceed $116 million for the quarter ended March 31, 1998;"
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         3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement. The Company represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

         4. Effectiveness. This First Amendment shall become effective as of the date upon which the Administrative Agent receives counterparts of this First Amendment duly executed by the Company and the Required Banks.

         5. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent of the Banks, the Administrative Agent or the Co-Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         6. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.

                                  GENERAL INSTRUMENT CORPORATION


                                  By: /s/ Richard C. Smith
                                      Title:  Vice President


                                  THE CHASE MANHATTAN BANK, as Administrative
                                  Agent, as a Co-Agent and as a Bank


                                  By: /s/ Leonard Weiner
                                      Title:


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as a Co-Agent and as a Bank


                                  By: /s/ Kevin McMahon
                                      Title:  Managing Director


                                  BANKBOSTON, N.A., as a Co-Agent and as a Bank


                                  By: /s/ Robert A. MacElling
                                      Title:  Vice President

                                  THE BANK OF NOVA, as a Co-Agent and as a Bank


                                  By: /s/[Name Illegible]
                                      Title:  Senior Manager Loan Operations
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                                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                  as a Co-Agent and as a Bank


                                  By: /s/  Pamela Donnelly
                                      Title:  Vice President


                                  CAISSE NATIONALE DE CREDIT AGRICOLE, as
                                  a Co-Agent and as a Bank


                                  By: /s/ David Bouhl
                                      Title:


                                  By: /s/ Dean Balice
                                      Title:  Senior Vice President


                                  CIBC INC., as a Co-Agent and as a Bank


                                  By: /s/ Timothy F. Doyle
                                      Title:   Managing Director
                                               CIBC Oppenheimer Corp., AS AGENT


                                  DEUTSCHE BANK, AG, NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH, as a
                                  Co-Agent and as a Bank


                                  By: /s/ Andre [Last Name Illegible]
                                      Title: Associate


                                  By: /s/ Belinda Wheeler
                                      Title:  Vice President


                                  THE FUJI BANK, LIMITED, as a Co-Agent and as \ a Bank


                                  By:
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                                  NATIONSBANK, N.A., as a Co-Agent and as a Bank


                                  By: [Name Illegible]
                                      Title:  Vice President


                                  THE BANK OF NEW YORK


                                  By: [Name Illegible]
                                      Title:  Vice President


                                  BANQUE NATIONALE DE PARIS


                                  By: [Name Illegible]
                                      Title:  Senior Vice President


                                  THE DAI-ICHI KANGYO BANK, LTD.


                                  By: /s/ Ronald Wolinsky
                                      Title:  Vice President and Group Leader


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                  By: [Name Illegible]
                                      Title:   Senior Vice President/
                                               Deputy General Manager


                                  THE NORTHERN TRUST COMPANY

                                  By: /s/ Michelle M. Wink
                                      Title:  Vice President


                                  THE SANWA BANK LIMITED, CHICAGO BRANCH


                                  By: [Name Illegible]
                                      Title:  Assistant General Manager
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                                  THE SUMITOMO BANK, LTD., CHICAGO BRANCH


                                  By: /s/ Ken-Ichiro Kobayashi
                                      Title:  Joint General Manager


                                  THE SUMITOMO TRUST AND BANKING CO., LTD.,
                                  NEW YORK BRANCH


                                  By: /s/ Stephen Stratico
                                      Title:  Vice President